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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): October 28, 2003



                          Inveresk Research Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


     Delaware                     000-49765                  43-1955097
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(State or Other Jurisdiction     (Commission                (IRS Employer
       of Formation)             File Number)            Identification Number)

                 11000 Weston Parkway, Suite 100, Cary, NC 27513
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          (Address of Principal Executive Offices, Including Zip Code)


        Registrant's Telephone Number, Including Area Code (919) 460-9005
                                                           --------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS

      (c)  Exhibits

           99.1 - Press Release dated October 28, 2003 announcing results for the third quarter ended September 30, 2003 (furnished pursuant to Item 12 of Form 8-K).

           99.2 - Transcript of Conference Call held October 29, 2003 discussing results for the third quarter ended September 30, 2003 (furnished pursuant to Item 12 of Form 8-K).

           99.3 - Slide Presentation given on October 29, 2003 with respect to results for the third quarter ended September 30, 2003 (furnished pursuant to Item 12 of Form 8-K).


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ITEM  12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 28, 2003, Inveresk issued a press release announcing its financial results for the third quarter ended September 30, 2003. A copy of this press release is attached hereto as Exhibit 99.1. On October 29, 2003, Inveresk held its earnings conference call regarding those financial results during which executive officers of Inveresk made a slide presentation. A copy of the transcript of the conference call is attached hereto as Exhibit 99.2 and a copy of the slide presentation is attached hereto as Exhibit 99.3. The conference call was pre-announced and was available to the public through live teleconference and webcast which will continue to be available until 5:00 pm EST on Wednesday, November 5, 2003 by replay at www.inveresk.com.



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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



      Date:  October 29, 2003              INVERESK RESEARCH GROUP, INC.


                                           By:   /s/ D. J. Paul E. Cowan
                                                 ----------------------------
                                                 D.J. Paul E. Cowan
                                                 Chief Financial Officer






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                                  EXHIBIT INDEX

      Exhibit No.
      ----------

           99.1 - Press Release dated October 28, 2003 announcing results for the third quarter ended September 30, 2003 (furnished pursuant to Item 12 of Form 8-K).

           99.2 - Transcript of Conference Call held October 29, 2003 discussing results for the third quarter ended September 30, 2003 (furnished pursuant to Item 12 of Form 8-K).

           99.3 - Slide Presentation given on October 29, 2003 with respect to results for the third quarter ended September 30, 2003 (furnished pursuant to Item 12 of Form 8-K).